Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

In February 2017, the Company executed a term sheet for a senior secured convertible note financing (the February Convertible Notes or February Convertible Note Financing) totaling $297,355, with certain preferred investor of the Company. The terms of the February Convertible Notes are identical to the Convertible Notes.

On March 7, 2017, the Company entered into the Merger Agreement with Zeta Acquisition Corp. II and Aerpio Acquisition Corp., a wholly owned subsidiary of Zeta Acquisition Corp. II. Zeta Acquisition Corp. II is a “shell company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. Pursuant to the terms of the Merger Agreement, on March 15, 2017, or the Closing Date, Aerpio Acquisition Corp. merged with and into the Company. Pursuant to this transaction, or the Merger, the Company was the surviving corporation and became a wholly-owned subsidiary of Zeta Acquisition Corp. II (which also effective March 15, 2017 changed its name to Aerpio Pharmaceuticals, Inc.).

At the effective time of the Merger, the shares of the Company’s (i) common stock issued and outstanding immediately prior to the closing of the Merger (including restricted common stock, whether vested or unvested, issued under the Company’s 2011 Equity Incentive Plan), and (ii) redeemable convertible preferred stock issued and outstanding immediately prior to the closing of the Merger, were converted into shares of Zeta Acquisition Corp. II common stock. In addition, immediately prior to the Merger, the outstanding amounts under certain Senior Secured Convertible Promissory Notes issued by the Company to its pre-Merger noteholders were converted into shares of the Company’s equity, which were then converted to shares of the Company’s common stock and subsequently were converted into shares of Zeta Acquisition Corp. II common stock, together with the other shares of the Company’s common stock described above. In addition, pursuant to the Merger Agreement options to purchase shares of the Company’s common stock issued and outstanding immediately prior to the closing of the Merger were assumed and converted into options to purchase shares of Zeta Acquisition Corp. II common stock. All of the outstanding capital stock of the Company was converted into shares of Zeta Acquisition Corp. II common stock on a 2.3336572:1 basis.

Immediately after the Effective Time, on March 15, 2017, the Company converted into a Delaware limited liability company.

Following the Merger, on March 15, 2017, Zeta Acquisition Corp. II closed the Offering and sold to accredited investors approximately $40,250,000 of its shares of common stock, or 8,049,555 shares, at a price of $5.00 per share (proceeds net of placement agent and offering costs were approximately $37,200,000). Also, it granted the investors in the Offering registration rights requiring the registration of those shares of common stock for public resale. The then existing stockholders of the Company who agreed to become parties to the registration rights agreement also became entitled to such registration rights. The Offering closed on March 15, 2017. As a result of the Offering, the conditions that previously raised substantial doubt about whether the Company will continue as a going concern have been alleviated.

In accordance with ASC 805, “Business Combinations,” the Company is considered the accounting acquirer in the Merger and will account for the transaction as a recapitalization and reverse acquisition for financial reporting purposes. Consequently, the assets and liabilities and the historical operations that will be reflected in the consolidated financial statements of Aerpio Pharmaceuticals, Inc. will be those of the Company and will be recorded at their historical cost bases.